Business Update October 6, 2015 EXHIBIT 99.1

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC and CFTC as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Retail Access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets; deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission or generation facility; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2014 Forms 10-K and 2015 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

3 • Overview • Long-Term Growth Update • Financial Update • Summary

DTE Energy’s growth is driven by strong, stable utilities and complementary non-utility businesses 4 DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Fully Regulated by Michigan Public Service Commission Gas Storage & Pipelines Transport and store natural gas Power & Industrial Projects Own and operate energy related assets Energy Trading Generate economic value and provide strategic benefits ~80% of total earnings ~20% of total earnings

Our system of priorities is fundamental to how we create value for our shareholders 5 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet 5

DTE’s continuous improvement capability has enabled us to lead the industry in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with > 300,000 customers; excluding production expense 2008 to 2014 Change in O&M Costs 83% DTE -3% Avg. 28% 80% DTE <1% Avg. 22% Electric Industry Peers* Gas Industry Peers** Successfully offset over $300 million of inflation from 2008 to 2014 6

Engaged employees focusing on improving our customers’ experiences have led to strong satisfaction results J.D. Power Rank vs. Midwest Peers Note: DTE Energy received the highest numerical score in the Midwest in the proprietary J.D. Power 2015 Gas Utility Business Customer Satisfaction Study SM. Based on 9,243 online interviews ranking 20 Midwest providers. Proprietary study results are based on experiences and perceptions of businesses surveyed 4/14-7/14 and 8/14-12/14. Your experiences may vary. Visit jdpower.com Residential Electric Residential Gas DTE Business Electric Business Gas 7 DTE DTE DTE

Our 2015 operating EPS* guidance and 2015 early outlook provide solid growth 8 * Reconciliation to GAAP reported earnings included in the appendix (dollars per share) $3.33 $3.64 $3.75 $3.94 $4.09 $4.60 $2.12 $2.24 $2.35 $2.48 $2.62 $2.76 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Operating EPS Dividend Actuals Forecast $4.78 $4.69 5.8% increase $2.92 2015 Operating EPS Guidance Midpoint Growth segments $4.69 Total DTE Energy $4.78 2016 Operating EPS Early Outlook Midpoint $4.93 $4.93

9 • Overview • Long-Term Growth Update • Financial Update • Summary

410 417 426 435 442 2013 2014 2015E 2016E 2017E (billons) Michigan’s economy continues to improve 8.5% 7.1% 5.6% 5.6% 5.5% 2013 2014 2015E 2016E 2017E 2,433 2,243 2,386 2,522 2,485 2013 2014 2015E 2016E 2017E (000s) 15.1 15.8 16.9 19.8 21.8 2013 2014 2015E 2016E 2017E (000s) Gross State Product Auto Production Lower Unemployment Rate Housing Starts Up Source: IHS 10

Lansing leaders are working toward constructive energy policy reform 11 Senator Mike Nofs Energy and Technology Committee Chair Valerie Brader Executive Director for the Michigan Agency for Energy Representative Aric Nesbitt Energy Policy Committee Chair Governor Rick Snyder Clean 1 2 Reliable 4 Affordable 3 Flexible John Quackenbush MPSC Chair

Current comprehensive energy legislation policy proposals address a number of key issues Retail Open Access Integrated Resource Planning Regulatory Senate 12 • One-time election • Cost pre-approval process • Fair net-metering 5 year requirement Position House 3 year requirement  • Capacity requirement • Venue for renewable generation and energy efficiency decisions • 10-month rate case completion • Potential revenue decoupling           

We will invest ~$13 billion in capital projects to drive growth through 2020 13 (billions) ~$13 $8.2 Distribution infrastructure, maintenance, new generation $1.6 Base investments, infrastructure renewal, NEXUS related $2.0-$2.6 Gathering investments, NEXUS, pipeline expansions $0.6-$0.9 Cogeneration, on-site energy 2016 – 2020 Current Plan 13 ~$11.5 2015 – 2019 Previous Plan P&I GSP Gas Electric

The investment needs at our utilities far outstrip what is included in our plans 14 Generation capacity Gas/renewables mix Distribution infrastructure up to $8 billion Long-term Potential Additional Investment Gas infrastructure Opportunity to reprioritize or increase investment

Generation and infrastructure replacement will significantly increase investment over the next 10 years 32% DTE Electric Total Investment ~$8.2 ~$9.7 2016-2020 2021-2025 ~$7.1 2011-2015 New generation (billions) Distribution infrastructure 15 Maintenance and other projects

Our generation mix shifts from coal to natural gas and renewables as we address the EPA's Clean Power Plan

DTE Energy



DTE Electric Capacity
(GW)
~12.3
~2.2
~1.2
~2.2
~6.7
(~3.5)
~3.3 - 4.5
~12 - 13
~15%
15%-30%
30%-45%
~25%
Nuclear / Other
Renewables
Gas
Coal
2015*
Coal Retirements
Gas / Renewables Additions*
2030 Scenario*

* Estimated amounts. Timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies

16

We have identified areas of greatest need for capital investment 32% Infrastructure Resilience • Replace aging infrastructure • Focus on worst performing areas Technology Enhancements • Increase control capabilities • Provide greater visibility Infrastructure Redesign • Address overloaded substations • Reduce restoration time 17

Over the next 10 years we plan to invest $6.6 billion to $10.6 billion in distribution infrastructure 32% 2016-2025 (billions) ~$18 Maintenance and other projects New generation Distribution infrastructure DTE Electric Total Investment Base Case Potential Investment Base Infrastructure renewal Infrastructure resilience Technology ~$6.6 ~$10.6 18

We enter this period of heavy investment on the heels of sharp declines in business rates 19 15%* Large Industrial Customers 9%* Commercial Customers • $600 million of surcharge reductions in 2014 and 2015 • Business cost of service rates implemented in 2015 • These reductions are after $230 million July self- implementation ‒ Final rate order expected December 2015 * Average rate reduction from 2013 through 2015 self-implementation

Investment in our gas utility will increase significantly over the next 5 years 20 2011-2015 2016-2020 ~$1.1 ~$1.6 DTE Gas Total Investment (billions) Base infrastructure Infrastructure renewal NEXUS related

The DTE Gas system will be expanded to support the proposed NEXUS interconnection • $200 million of NEXUS related investment at DTE Gas through 2017 • Spend primarily for additional compression • Supported by long-term transport agreement with NEXUS DTE Gas service area NEXUS DTE Gas 21

Recovery of DTE Gas capital investments will require periodic rate cases Capital Investment and Recovery 2016 - 2020 Infrastructure recovery mechanism Base rates (depreciation) Customer growth and cost reductions Periodic rate cases Capital Investment Recovery Mechanism (billions) ~$1.6 22 Next gas general rate case filing expected in 2016

Gas Storage & Pipelines is developing an asset portfolio with multiple growth platforms 23 Proposed NEXUS Pipeline Michigan Gathering DTE Gas DTE Storage Marcellus Shale Utica Shale Bluestone Pipeline Bluestone Gathering System

Gas Storage & Pipelines operates projects within 3 asset platforms • Bluestone Pipeline • Millennium Pipeline • Vector Pipeline • Proposed NEXUS Pipeline • Bluestone Gathering • Michigan Gathering • 91 Bcf of working capacity • Strategically located between Chicago and Dawn trading hubs Pipeline Platform Gathering Platform Storage Platform 24

Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand Pipeline Assets Capacity Bcf/ d In-Service Millennium Pipeline 0.8 Expansion #1 0.2+ 4Q 2017 Total Planned Capacity ~1.0 Bluestone Pipeline (bi-directional)* 0.9 Expansion #3 0.1 2Q 2016 Total Planned Capacity 1.0 Vector Pipeline** 1.3 Proposed NEXUS Pipeline 1.5 4Q 2017 * Includes 0.2 Bcf/d expansion completed in 2014 and 0.1 Bcf/d expansion completed in 2015 ** Expiring capacity fully recontracted through Q4 2014 open season process 25

DTE is increasing ownership and investment in NEXUS Gas Pipeline • 50% ownership with Spectra Energy • 1.5 Bcf/d pipeline • ~250 miles of pipe • DTE expected investment $1 billion • In-service 4Q 2017 26 Increased ownership percentage from 33% to 50%

We are actively developing several new investments 27 Proposed NEXUS Pipeline Marcellus Shale Utica Shale Bluestone Pipeline Bluestone Gathering System • Gathering opportunities in Appalachian Basin • Lateral opportunities with link to: ‒ End use markets ‒ Power plants • Bolt-on acquisition in advanced stages of negotiation

2014A 2015E 2016E 2017E 2018E 2019E 2020E * Reconciliation to GAAP reported earnings included in the appendix Pipeline Platform** Gathering Platform Storage Platform New Project Development (Other gathering and pipeline expansions) ~$170 $85 $45 $15 $25 ** Includes NEXUS at 50% ownership $82 $95 - $100 (millions) 10% - 15% CAGR $2.0 - $2.6 billion investment 2016-2020 28 Gas Storage & Pipelines is targeting operating earnings* of $170 million by 2020 $102 - $110

Power & Industrial Projects (P&I) operates within three distinct business lines DTW Airport, Michigan Gallia Fuels Project, Ohio Mt. Poso Waste Wood Project, California • On-site energy and utility services for industrial and commercial customers • Coke and pulverized coal for steel customers • Wood-fired power plants • Landfill gas to energy projects • Projects reduce emissions from coal- fired plants • Utility contracted Industrial Energy Services Renewable Energy Reduced Emissions Fuel (REF) 29

P&I serves its customers from 69 sites in 17 states 30 Industrial Energy Services Renewable Energy Reduced Emissions Fuel

P&I’s new project growth will offset reduced emissions fuel expirations in 2020 2014A 2015E 2016E 2017E 2018E 2019E 2020E ~$105 $30 $50 $60 ($65) $30 New Project Development / Acquisitions Renewable Energy Reduced Emissions Fuel Industrial Energy Services Corporate allocations, interest, overheads $90 $600 - $900 million investment 2016-2020 * Reconciliation to GAAP reported earnings included in the appendix $95 - $100 (millions) 31 $95 - $105 Operating Earnings*

32 • Overview • Long-Term Growth Update • Financial Update • Summary

We are confident our growth plan will deliver value to our shareholders 33 ** Compared to S&P 500 utilities. Source: Bloomberg 2015 operating EPS Guidance midpoint $4.78 total DTE $4.69 growth segments 2016 operating EPS early outlook midpoint $4.93 Providing 5% - 6% growth Significant capital investment in the next 5 to 10 years... ...and investment need exceeds our plan * Reconciliation to GAAP reported earnings included in the appendix 87% 77% 80% 80% 87% 2010 2011 2012 2013 2014 History of growth DTE 3 YR total shareholder return percentile ranking** $3.64 $3.75 $3.94 $4.09 $4.60 Operating EPS* 6% CAGR Plan for success

We increased our 2015 operating EPS* guidance and issued 2016 early outlook (millions, except EPS) * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2015 Revised Guidance 2016 Early Outlook 2015 Original Guidance DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $554 - $570 128 - 134 95 - 100 95 - 100 (50) - (46) $822 - $858 $4.59 - $4.79 $10 - $20 $832 - $878 179 $4.65 - $4.91 $588 - $604 135 - 141 102 - 110 95 - 105 (50) - (46) $870 - $914 $4.80 - $5.05 $0 $870 - $914 181 $4.80 - $5.05 $554 - $570 128 - 134 80 - 88 90 - 100 (50) - (46) $802 - $846 $4.48 - $4.72 $0 $802 - $846 179 $4.48 - $4.72 34

A strong balance sheet remains a key priority and supports our growth Leverage* 23% 25% * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Target 50% - 53% Target 20% - 22% 5 ** Funds from Operations (FFO) is calculated using operating earnings 53% 2015E 2016E-2018E 21% 2015E 2016E-2018E • Completed 2015 targeted equity issuances of $200 million ‒ Targeting ~$800 million of equity issuances next 3 years • Consistently achieve our cash targets and credit metrics ‒ Minimizes equity issuances and improves credit profile • Cash and credit metrics are key performance measures in our incentive plans 35 Funds from Operations** / Debt*

36 • Overview • Long-Term Growth Update • Financial Update • Summary

• We are confident in this year’s performance as we increased our 2015 operating EPS* guidance midpoint to $4.69 for our growth segments and $4.78 for DTE Energy • Our 2016 early outlook midpoint of $4.93 EPS* represents 7% growth from original 2015 guidance midpoint • This year we increased our annual dividend 16 cents to $2.92 per share, a 5.8% increase • Constructive outcomes expected in both Michigan’s energy policy reform and DTE’s regulatory filings • Utility investments and strategic growth opportunities in our non-utility businesses expected to provide 5% - 6% annual EPS growth going forward 37 * Reconciliation to GAAP reported earnings included in the appendix Summary 37

Detroit is in the midst of a revitalization 38 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030

39 Appendix

DTE Operating Earnings Growth Share Issuance Contingency DTE Operating EPS* Growth Non-Utilities 7% - 8% 5% - 6% * Reconciliation to GAAP reported earnings included in the appendix Strong growth opportunities coupled with contingency planning gives us confidence in our ability to deliver 5% to 6% operating EPS growth going forward 40 Non-Utilities Utilities Utilities

2015 Cash Flow and Capital Expenditures Guidance 41 (billions) Capital Expenditures Summary Cash Flow Summary 2014 2015 Actual Guidance Cash From Operations* $1.8 $1.7 Capital Spending (2.1) (2.6) Free Cash Flow ($0.3) ($0.9) Asset Sales & Other - 0.1 Dividends (0.5) (0.5) Net Cash ($0.8) ($1.3) Debt Financing: Issuances $2.0 $1.6 Redemptions (1.2) (0.3) Change in Debt $0.8 $1.3 2014 2015 Actual Guidance DTE Electric Operational $1,187 $1,270 Environmental 169 100 205 450 $1,561 $1,820 DTE Gas Operational $143 $200 81 80 $224 $280 Non-Utility $309 $400 - $500 Total $2,094 $2,500 - $2,600 Main renewal / Meter Move-out / Pipeline Integrity Renewable Energy / New Generation * Includes ~$0.2 billion of equity issued for employee benefit programs in 2015 considered non-cash

The Michigan Public Service Commission (MPSC) is the state regulator for electric and gas utilities Sally Talberg Commissioner Appointed: 7/3/13 Term Ends: 7/2/19 Norm Saari Commissioner Appointed: 8/2/15 Term Ends: 7/2/21 Source: State of Michigan website - www.michigan.gov/ • The MPSC establishes fair and reasonable rates and administers fair terms and conditions of service for Michigan’s utility customers • The MPSC is composed of three members appointed by the Governor with the advice and consent of the Senate • Commissioners are appointed to serve staggered six-year terms • One commissioner is designated as chairman by the Governor John Quackenbush Chairman Appointed: 9/15/11 Term Ends: 7/2/17 TBD 42

DTE regulatory filing timeline DTE Gas • Filed expanded Infrastructure Recovery Mechanism (IRM) 2015 • Filed cost of service rates and general rate case DTE Electric 2014 2016 • Business cost of service rates implemented 3Q • Self implement general rates 3Q • Final rate order 4Q • Expect rate case filing 1H • IRM review and ruling 4Q • Begin expanded IRM 1Q • Expect rate case filing 1H 43

DTE Electric plans $8.2 billion of investments over the next 5 years 2015E 2016E 2017E 2018E 2019E 2020E Distribution infrastructure New generation Maintenance and other projects* 2016E - 2020E Total ~$14.5B ~$19.4B YE Rate Base** ~$663M ~$888M Depreciation * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital $1,200 $8,200 (millions) $3,800 $3,200 $1,820 $1,500 $1,500 $1,700 $1,700 $1,800 44

DTE Gas plans $1.6 billion of investments over the next 5 years 2015E 2016E 2017E 2018E 2019E 2020E 2016E - 2020E Total Base infrastructure Infrastructure renewal* NEXUS related $1,600 $200 $650 $750 ~$3.3B ~$4.5B - $4.6B YE Rate Base** ~$102M ~$136M Depreciation ** Includes working capital (millions) $280 $410 $380 $270 $270 $270 45 * Includes main renewal, meter move-out and pipeline integrity

2009 – 2014 Full Year
Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	2009	2010	2011	2012	2013	2014	2009	2010	2011	2012	2013	2014
DTE Energy Report Earnings	$ 532	$ 630	$ 711	$ 610	$ 661	$ 905	$3.24	$3.74	$4.18	$3.55	$3.76	$5.10
DTE Electric												
Chrysler bad debt	4	-	-	-	-	-	0.02	-	-	-	-	-
Settlement with Detroit Thermal	-	(3)	-	-	-	-	-	(0.02)	-	-	-	-
Fermi 1 asset retirement obligation	-	-	9	-	-	-	-	-	0.05	-	-	-
DTE Gas												
Performance excellence process	-	(20)	-	-	-	-	-	(0.12)	-	-	-	-
Gas Storage & Pipelines	-	-	-	-	-	-	-	-	-	-	-	-
Power & Industrial Projects												
Chrysler bad debt	1	-	-	-	-	-	0.01	-	-	-	-	-
General Motors bad debt	3	-	-	-	-	-	0.02	-	-	-	-	-
Coke oven gas settlement	-	-	-	7	-	-	-	-	-	0.04	-	-
Chicago Fuels terminal sale	-	-	-	2	-	-	-	-	-	0.01	-	-
Pet coke mill impairment	-	-	-	1	-	-	-	-	-	0.01	-	-
Asset impairment	-	-	-	-	4	-	-	-	-	-	0.02	-
Energy Trading												
Certain mark-to-market transactions	-	-	-	-	55	(102)	-	-	-	-	0.31	(0.57)
Corporate & Other												
Antrim hedge	3	-	-	-	-	-	0.01	-	-	-	-	-
Michigan corporate income tax adj.	-	-	(87)	-	-	-	-	-	(0.50)	-	-	-
Investment impairment	-	-	-	-	-	5	-	-	-	-	-	0.03
NY state tax law change	-	-	-	-	-	8	-	-	-	-	-	0.04
Unconventional Gas												
Discontinued operations	6	8	3	56	-	-	0.03	0.04	0.02	0.33	-	-
DTE Energy Operating Earnings	$ 549	$ 615	$ 636	$ 676	$ 720	$ 816	$3.33	$3.64	$3.75	$3.94	$4.09	$4.60

46

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2009 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 47